Exhibit 99.1
NEWS RELEASE

Broadcom Business Press Contact	Broadcom Investor Relations Contact
Bill Blanning	Chris Zegarelli
Vice President, Global Media Relations	Director, Investor Relations
949-926-5555	949-926-7567
blanning@broadcom.com	czegarel@broadcom.com
Broadcom Reports Third Quarter 2010 Results
Record Quarterly Net Revenue — Up 44% from Prior Year
Record Quarterly Earnings
Conference Call to be Webcast Today at 1:45 p.m. Pacific Time
Q3 Summary
•	Revenue: $1.806 billion (up 44% year over year)

•	Gross Margin: 51.7% (Product Gross Margin: 50.1%)

•	Operating Margin: 18.5%

•	Net Income: $327 million

•	Earnings per Share: $0.60 (up 275% year over year)

•	Cash Flow from Operations: $456 million
IRVINE, Calif. — October 26, 2010 — Broadcom Corporation (Nasdaq: BRCM) today reported unaudited financial results for its third quarter ended September 30, 2010.
Net revenue for the third quarter of 2010 was a record $1.806 billion. This represents an increase in net revenue of 12.6% compared with the $1.604 billion reported for the second quarter of 2010 and an increase of 44% compared with the $1.254 billion reported for the third quarter of 2009. Net income computed in accordance with U.S. generally accepted accounting principles (GAAP) for the third quarter of 2010 was $327 million, or $.60 per share (diluted), compared with GAAP net income of $278 million, or $.52 per share (diluted), for the second quarter of 2010, and GAAP net income of $85 million, or $.16 per share (diluted), for the third quarter of 2009.
Net revenue for the nine months ended September 30, 2010 was $4.873 billion. This represents an increase in net revenue of 54.8% from the $3.148 billion reported for the nine months ended September 30, 2009. Net income computed in accordance with GAAP for the nine months ended September 30, 2010 was $816 million, or $1.52 per share (diluted), compared with GAAP net income of $6 million, or $.01 per share (diluted), for the nine months ended September 30, 2009.
For a discussion of certain selected transactions and their related accounting impact for all periods presented, see the “Unaudited Supplementary Financial Data” schedule below.
“Broadcom continues to execute exceptionally well with record revenue and earnings in the third quarter of 2010. I am particularly pleased that we had record sales in each of our segments and reached our GAAP product operating margin model of 15% — 17%. These achievements are due to solid growth in our wired and wireless communication businesses, powerfully engineered products and Broadcom’s continued commitment to financial discipline,” said Scott A. McGregor, Broadcom’s President and Chief Executive Officer.
“Looking ahead, we believe that consumer demand for connectivity will continue to drive demand for our communication semiconductors, which should enable Broadcom to deliver solid revenue growth and sustained profitability in the fourth quarter.”
Conference Call Information
As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its third quarter 2010 financial results and current financial prospects today at 1:45 p.m. Pacific Time (4:45 p.m. Eastern

Broadcom Reports Third Quarter 2010 Results

Time). The company will broadcast the conference call via webcast over the Internet. To listen to the webcast, or to view the financial and other statistical information required by Securities and Exchange Commission (SEC) Regulation G, please visit the Investors section of the Broadcom website at www.broadcom.com/investors. The webcast will be recorded and available for replay until 5:00 p.m. Pacific Time, November 23, 2010.
The financial results included in this release are unaudited.
About Broadcom
Broadcom Corporation is a major technology innovator and global leader in semiconductors for wired and wireless communications. Broadcom® products enable the delivery of voice, video, data and multimedia to and throughout the home, the office and the mobile environment. We provide the industry’s broadest portfolio of state-of-the-art system-on-a-chip and software solutions to manufacturers of computing and networking equipment, digital entertainment and broadband access products, and mobile devices. These solutions support our core mission: Connecting everything®.
Broadcom, one of the world’s largest fabless communications semiconductor companies, with 2009 revenue of $4.49 billion, holds more than 4,500 U.S. and 1,900 foreign patents, and has more than 7,800 additional pending patent applications, and one of the broadest intellectual property portfolios addressing both wired and wireless transmission of voice, video, data and multimedia.
A FORTUNE 500® company, Broadcom is headquartered in Irvine, Calif., and has offices and research facilities in North America, Asia and Europe. Broadcom may be contacted at +1.949.926.5000 or at www.broadcom.com.
Cautions regarding Forward-Looking Statements:
All statements included or incorporated by reference in this release and the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, guidance provided on future revenue, gross product margin and operating expense targets for the fourth quarter of 2010, references to the positioning of our products and statements about opportunities within the wired and wireless communication markets and the continuing demand for connectivity and communication semiconductors. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
These risks and uncertainties include, but are not limited to the following:
•	Our operating results may be adversely impacted by worldwide economic uncertainties and specific conditions in the markets we address.

•	Our quarterly operating results may fluctuate significantly.

•	Our stock price is highly volatile.

•	We face intense competition.

•	We depend on a few significant customers for a substantial portion of our revenue.

•	We may fail to adjust our operations in response to changes in demand.

•	We face risks associated with our acquisition strategy.

Broadcom Reports Third Quarter 2010 Results

•	We may be required to defend against alleged infringement of intellectual property rights.

•	We may not be able to protect or enforce our intellectual property rights.

•	Our business is subject to potential tax liabilities.

•	We are involved in litigation.

•	We manufacture and sell complex products and may be unable to successfully develop and introduce new products.

•	We are subject to order and shipment uncertainties

•	We are increasingly exposed to risks associated with our international operations.

•	We depend on third-party subcontractors to fabricate, assemble and test our products.

•	Government regulation may adversely affect our business.

•	We may be unable to attract, retain or motivate key personnel.

•	Our co-founders and their affiliates may control the outcome of matters that require the approval of our shareholders.

•	There can be no assurance that we will continue to declare cash dividends.

•	Our articles of incorporation and bylaws contain anti-takeover provisions.
Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.
Broadcom®, the pulse logo, Connecting everything®, and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.

Broadcom Reports Third Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Condensed Consolidated Statements of Income
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Net revenue:
Product revenue	$1,748,692	$1,194,745	$4,700,131	$2,989,292
Income from Qualcomm Agreement	51,674	51,674	155,022	118,937
Licensing revenue	5,651	7,778	17,611	39,348

Total net revenue	1,806,017	1,254,197	4,872,764	3,147,577
Costs and expenses:
Cost of product revenue	871,951	615,349	2,328,502	1,580,300
Research and development	447,577	391,170	1,290,063	1,138,664
Selling, general and administrative	145,849	142,480	421,844	394,938
Amortization of purchased intangible assets	4,405	4,159	12,892	12,457
Impairment of other long-lived assets	1,785	7,634	1,785	18,895
Restructuring costs, net	—	4,772	111	12,330
Settlement costs (gains), net	—	—	3,816	(57,256)
Charitable contribution	—	—	—	50,000

Total operating costs and expenses	1,471,567	1,165,564	4,059,013	3,150,328

Income (loss) from operations	334,450	88,633	813,751	(2,751)
Interest income, net	3,180	2,978	8,042	11,362
Other income (expense), net	(1,113)	(178)	3,679	2,487

Income before income taxes	336,517	91,433	825,472	11,098
Provision for income taxes	9,388	6,837	9,861	5,041

Net income	$327,129	$84,596	$815,611	$6,057

Net income per share (basic)	$0.64	$0.17	$1.63	$0.01

Net income per share (diluted)	$0.60	$0.16	$1.52	$0.01

Weighted average shares (basic)	508,957	495,491	501,835	493,599

Weighted average shares (diluted)	544,251	521,443	536,572	508,559

Dividends per share	$0.08	$—	$0.24	$—

     Certain prior period amounts in the unaudited condensed consolidated statements of income have been reclassified to conform with the current period presentation of income from the Qualcomm Agreement and licensing revenue.
     The following table presents details of total stock-based compensation expense included in each functional line item in the unaudited condensed consolidated statements of income above:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Cost of product revenue	$5,122	$6,579	$16,850	$18,584
Research and development	80,171	90,829	252,977	266,698
Selling, general and administrative	27,927	31,290	88,647	89,817

Broadcom Reports Third Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Operating activities
Net income	$327,129	$84,596	$815,611	$6,057
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,716	11,273	57,970	47,314
Stock-based compensation expense:
Stock options and other awards	23,623	40,904	87,131	126,461
Restricted stock units	89,597	87,794	271,343	248,638
Acquisition-related items:
Amortization of purchased intangible assets	11,820	8,035	36,074	24,558
Impairment of long-lived assets	1,785	7,634	1,785	18,895
Non-cash restructuring charges (reversals)	—	808	(313)	2,721
Gain on sale of marketable securities	—	—	—	(1,046)
Changes in operating assets and liabilities:
Accounts receivable	(108,793)	(97,541)	(284,063)	(169,276)
Inventory	(44,803)	(27,918)	(165,081)	58,890
Prepaid expenses and other assets	11,615	27,758	35,103	19,972
Accounts payable	26,786	32,764	128,992	112,525
Deferred revenue and income	(9,137)	(19,944)	(27,983)	80,822
Accrued settlement costs	(3,000)	—	(166,380)	6,900
Other accrued and long-term liabilities	109,373	80,301	129,132	71,534

Net cash provided by operating activities	455,711	236,464	919,321	654,965

Investing activities
Net purchases of property and equipment	(34,571)	(22,480)	(82,030)	(48,774)
Net cash received from (paid for) acquired companies	(47,916)	(1,297)	(150,398)	842
Purchases of strategic investments	—	(2,000)	(8,000)	(2,000)
Purchases of marketable securities	(933,519)	(546,922)	(1,416,736)	(1,057,972)
Proceeds from sales and maturities of marketable securities	351,661	315,532	722,460	737,377

Net cash used in investing activities	(664,345)	(257,167)	(934,704)	(370,527)

Financing activities
Repurchases of Class A common stock	—	(168,083)	(275,464)	(206,517)
Dividends paid	(40,867)	—	(120,680)	—
Payment of assumed debt	—	—	(14,560)	—
Proceeds from issuance of common stock	125,815	53,535	371,683	137,229
Minimum tax withholding paid on behalf of employees for restricted stock units	(34,007)	(26,046)	(96,749)	(60,574)

Net cash provided by (used in) financing activities	50,941	(140,594)	(135,770)	(129,862)

Increase (decrease) in cash and cash equivalents	(157,693)	(161,297)	(151,153)	154,576
Cash and cash equivalents at beginning of period	1,403,633	1,506,518	1,397,093	1,190,645

Cash and cash equivalents at end of period	$1,245,940	$1,345,221	$1,245,940	$1,345,221

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	September 30,	June 30,	December 31,
	2010	2010	2009
	(In thousands)
Cash and cash equivalents	$1,245,940	$1,403,633	$1,397,093
Short-term marketable securities	1,148,139	644,722	532,281
Long-term marketable securities	520,276	441,111	438,616

Total cash, cash equivalents and marketable securities	$2,914,355	$2,489,466	$2,367,990

Increase from prior period end	$424,889

Increase from prior year end	$546,365

Broadcom Reports Third Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Condensed Consolidated Balance Sheets
(In thousands)

	September 30,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$1,245,940	$1,397,093
Short-term marketable securities	1,148,139	532,281
Accounts receivable, net	798,266	508,627
Inventory	534,855	362,428
Prepaid expenses and other current assets	105,661	113,903

Total current assets	3,832,861	2,914,332
Property and equipment, net	253,339	229,317
Long-term marketable securities	520,276	438,616
Goodwill	1,410,542	1,329,614
Purchased intangible assets, net	205,183	150,927
Other assets	50,810	64,436

Total assets	$6,273,011	$5,127,242

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$567,822	$437,353
Wages and related benefits	193,216	190,315
Deferred revenue and income	59,221	87,388
Accrued liabilities	404,260	433,294

Total current liabilities	1,224,519	1,148,350
Long-term deferred revenue	792	608
Other long-term liabilities	85,240	86,438
Commitments and contingencies
Shareholders’ equity	4,962,460	3,891,846

Total liabilities and shareholders’ equity	$6,273,011	$5,127,242

Broadcom Reports Third Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Supplementary Financial Data
(In thousands)
     The following table presents details of supplementary financial data included in each functional line item in the unaudited condensed consolidated statements of income:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Cost of product revenue:
Stock-based compensation	$5,122	$6,579	$16,850	$18,584
Amortization of purchased intangible assets	7,415	3,876	23,182	12,101
Amortization of acquired inventory valuation step-up	264	699	6,929	7,679

Research and development:
Stock-based compensation	80,171	90,829	252,977	266,698

Selling, general and administrative:
Stock-based compensation	27,927	31,290	88,647	89,817

Other operating costs and expenses:
Amortization of purchased intangible assets	4,405	4,159	12,892	12,457
Impairment of long-lived assets(1)	1,785	7,634	1,785	18,895
Restructuring costs, net(2)	—	4,772	111	12,330
Settlement costs (gains), net(3)	—	—	3,816	(57,256)
Charitable contribution(4)	—	—	—	50,000

Other:
Employer payroll tax expense on certain stock option exercises	2,364	1,625	6,125	3,567
Non-operating gain (loss)	(422)	27	(426)	13

(1)	Long-lived asset impairment charges of $7.6 million and $18.9 million related to the company’s acquisition of the digital television business of Advanced Micro Devices, Inc. were recorded in the three and nine months ended September 30, 2009.

(2)	Recorded in connection with the company’s restructuring plans implemented in 2009.

(3)	In the nine months ended September 30, 2009, the company recorded a $65.3 million gain on settlement in connection with the Qualcomm litigation, offset in part by estimated additional settlement costs of $6.9 million related to certain employment tax items and an additional $1.2 million related to patent infringement claims.

(4)	Recorded in connection with an accrued $50.0 million charitable contribution to the Broadcom Foundation in the nine months ended September 30, 2009.

Broadcom Reports Third Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Supplementary Financial Data
(In thousands)

	Three Months Ended
	September 30, 2010	September 30, 2009	June 30, 2010
Product revenue	$1,748,692	$1,194,745	$1,547,095
Income from Qualcomm Agreement	51,674	51,674	51,674
Licensing revenue	5,651	7,778	5,679

Total net revenue	$1,806,017	$1,254,197	$1,604,448

Cost of product revenue	$871,951	$615,349	$761,229

Product gross margin	50.1%	48.5%	50.8%

Total gross margin	51.7%	50.9%	52.6%

Broadcom Reports Third Quarter 2010 Results

BROADCOM CORPORATION
Guidance for the Three Months Ending December 31, 2010

Three Months
Ending December 31, 2010
Total net revenue	Flat to up ~$100 million from Q3 for a total net revenue range of $1.8 billion to $1.9 billion

Product gross margin	Flat from Q3

Research and development and selling, general and administrative expenses (including stock-based compensation)	up ~$20 million to ~$30 million from Q3
Broadcom has based the preceding guidance for the three months ending December 31, 2010 on expectations, assumptions and estimates that we believe are reasonable given our assessment of historical trends and other information reasonably available as of October 26, 2010. Our guidance consists of predictions only, however, and is subject to a wide range of known and unknown business risks and uncertainties, many of which are beyond our control. The forecasts and projections contained in the table above should not be regarded as representations by Broadcom that the estimated results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the guidance we provide today.
The guidance set forth in the above table should be read together with the information under the caption, “Cautions regarding Forward Looking Statements” above, our Annual Report on Form 10-K for the year ended December 31, 2009, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and our other Securities and Exchange Commission filings. We undertake no obligation to publicly update or revise any forward-looking statements, including the guidance set forth herein, except as required by law.

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